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Exhibit 10.23

COMERICA BANK-TEXAS
AND
THOMAS GROUP, INC., et al.

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT

Dated: April 15, 2003

Key:
B	=	Thomas Group, Inc., as Borrower
BC	=	Jenkens & Gilchrist, as Borrower's counsel
L	=	Comerica Bank-Texas
WSM	=	Winstead Sechrest & Minick P.C. as Lender's counsel
Innovative	=	Innovative Leadership Company Limited
Shanghai	=	Thomas Group Consulting (Shanghai) Co., Ltd.
No.	Document		Person Responsible	Draft/ Ordered	Final/ Rec'd	Signed
1.	First Amendment to Second Amended and Restated Revolving Credit Loan Agreement		WSM	X
2.	Amended and Restated Variable Rate-Installment Note ($5,000,000)		WSM	X
3.	Omnibus General Certificate (Thomas Group, Inc., and each of the other entities)		BC	X
4.	No Oral Agreements		WSM	X
5.	Certificate of Existence / Good Standing
	a.	Borrower	WSM	X	X	N/A
	b.	TGL	WSM	X	X	N/A
	c.	TGS	WSM	X	X	N/A

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
REVOLVING CREDIT LOAN AGREEMENT

        THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT (this "Amendment"), dated as of April 15, 2003, is among THOMAS GROUP, INC., a Delaware corporation (the "Borrower") and COMERICA BANK-TEXAS, a Texas banking association ("Lender").

RECITALS:

        The Borrower and the Lender have entered into that certain Second Amended and Restated Revolving Credit Loan Agreement dated as of November 26, 2002 (as the same has been or may hereafter be amended, restated or otherwise modified from time to time, the "Agreement").

        The Borrower and the Lender now desire to amend the Agreement as more specifically described herein.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows (all provisions of this Amendment being effective as of April 15, 2003 (the "Effective Date") unless otherwise stated herein):

ARTICLE I

Definitions

        Section 1.1    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

ARTICLE II

Amendments and Ratifications

        Each of the following amendments is effective as of the date of this Amendment, unless otherwise stated herein.

        Section 2.1    Amendments to Section 1 (Definitions) of the Agreement. The following definitions in Section 1 of the Agreement are amended and restated in their entirety to read as follows, or are added to the Agreement, as applicable.

          "First Amendment" means that certain First Amendment to Second Amended and Restated Revolving Credit Loan Agreement dated as of the First Amendment Effective Date executed between Borrower and Lender.

          "First Amendment Effective Date" means the "Effective Date," as such term is defined in the First Amendment.

          "Revolving Credit Termination Date" shall mean the earlier to occur of (i) February 2, 2004, subject to prior acceleration upon the occurrence of an Event of Default and the expiration of any applicable cure period, or (ii) the date on which all Loans are paid in full.

          "Term Loan Termination Date" shall mean the earlier to occur of (i) February 2, 2004, subject to prior acceleration upon the occurrence of an Event of Default and the expiration of any applicable cure period, or (ii) the date on which all Loans are paid in full.

          "Term Note" shall mean that certain Amended and Restated Variable Rate-Installment Note dated as of the First Amendment Effective Date in the original aggregate principal amount of

  $5,000,000 executed by Borrower, payable to the order of Lender as the same may be renewed, extended, modified, increased or restated from time to time.

        Section 2.2    Amendment to Section 9.1.2. The following language is amended and restated in its entirety as follows:

          9.1.2.  Interim Financial Statements.

    (a)    Monthly Financial Statements. Furnish to the Lender not later than thirty (30) days after the close of each calendar month (except when the end of a month is also the end of a calendar quarter, in which case 45 days after the end of such month), beginning with reports for the month ending March 31, 2003, Borrower's consolidated and consolidating financial statements containing a balance sheet, statements of income, and statements of cash flow, in each case as of the end of each calendar month. These statements shall be prepared on substantially the same accounting basis as the statements required in Section 9.1.1 of this Agreement and shall be in such detail as the Lender may require, and in the case of the quarterly statements, the accuracy of the statements (subject to year-end adjustments) shall be certified by an authorized officer of the Borrower.

    (b)    Statements of Cash Flow. Furnish a statement of cash flow (prepared in accordance with GAAP) for the calendar quarters ending on June 30, 2003 and September 30, 2003, to be delivered within 45 days of the end of each respective calendar quarter.

        Section 2.3    Amendment to Sections 9.9. Sections 9.9 of the Agreement is amended and restated in its entirety to read as follows:

          9.9    Amendment Fee. The Borrower shall pay to the Lender for the account of the Lender an amendment fee in connection with the execution of the amendments preceding this Agreement in the amount of $150,000, which shall be payable on February 2, 2004 (the "Amendment Fee").

        Section 2.4    Amendments to Sections 9.12, 9.13, 9.14, and 10.13. Effective as of March 31, 2003, Sections 9.12, 9.13, and 9.14 of the Agreement are amended and restated in their entirety to read as follows:

          9.12    Tangible Net Worth. Borrower (on a consolidated basis) shall maintain a Tangible Net Worth at all times of not less than the respective amounts set forth below during the corresponding periods set forth below, to be tested on the last day of each month, commencing April 30, 2003:

Period	Amount
From March 1, 2003 through March 31, 2003	$1,164,000
From April 1, 2003 through April 30, 2003	$1,108,000
From May 1, 2003 through May 31, 2003	$1,171,000
From June 1, 2003 through June 30, 2003	$1,080,000
From July 1, 2003 through July 31, 2003	$1,161,000
From August 1, 2003 through August 31, 2003	$1,251,000
From September 1, 2003 through September 30, 2003	$1,370,000
From October 1, 2003 through October 31, 2003	$1,524,000
From November 1, 2003 through November 30, 2003	$1,697,000
From December 1, 2003 through December 31, 2003	$1,833,000

          9.13    Debt Ratio. Borrower (on a consolidated basis) shall maintain a Debt Ratio at all times of not more than the respective ratios set forth during the corresponding periods set forth below, to be tested on the last day of each month, commencing April 30, 2003:

Period	Maximum Ratio
From March 1, 2003 through March 31, 2003	6.78:1.00
From April 1, 2003 through April 30, 2003	6.86:1.00
From May 1, 2003 through May 31, 2003	6.26:1.00
From June 1, 2003 through June 30, 2003	6.25:1.00
From July 1, 2003 through July 31, 2003	5.57:1.00
From August 1, 2003 through August 31, 2003	5.32:1.00
From September 1, 2003 through September 30, 2003	4.76:1.00
From October 1, 2003 through October 31, 2003	4.36:1.00
From November 1, 2003 through November 30, 2003	3.82:1.00
From December 1, 2003 through December 31, 2003	3.52:1.00

          9.14    Minimum EBITDA. Borrower (on a consolidated basis) shall generate a minimum EBITDA of not less than the respective amounts set forth for the corresponding periods set forth below, to be tested on the last day of each month, commencing April 30, 2003:

Period	Amount
From March 1, 2003 through March 31, 2003	$171,000
From April 1, 2003 through April 30, 2003	$77,000
From May 1, 2003 through May 31, 2003	$134,000
From June 1, 2003 through June 30, 2003	$(33,000)
From July 1, 2003 through July 31, 2003	$152,000
From August 1, 2003 through August 31, 2003	$163,000
From September 1, 2003 through September 30, 2003	$192,000
From October 1, 2003 through October 31, 2003	$205,000
From November 1, 2003 through November 30, 2003	$225,000
From December 1, 2003 through December 31, 2003	$186,000

ARTICLE III

Limited Waiver

        Borrower has informed the Lender that certain Defaults have occurred under the Agreement solely by reason of the following (hereinafter collectively referred to as the "ExistingSpecified Defaults"):

    (a)    Borrower's failure to comply with the Tangible Net Worth financial covenant described in Section 9.12 of the Agreement as of January 31, 2003 and February 28, 2003;

    (b)    Borrower's failure to comply with the Debt Ratio financial covenant described in Section 9.13 of the Agreement as of December 31, 2002, January 31, 2003, and February 28, 2003; and

    (c)    Borrower's failure to comply with the Minimum EBITDA financial covenant described in Section 9.14 of the Agreement as of January 31, 2003.

        By execution of this Amendment, the Lender hereby waives the Existing Specified Defaults through the reporting period ending as of March 31, 2003. Except as otherwise specifically provided for in this Article III, nothing contained herein shall be construed as a waiver by the Lender of any covenant or provision of the Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument among Borrower, any Guarantor, and the Lender, and the failure of the Lender at any time or times hereafter to require strict compliance by Borrower of any provision thereof shall not waive, affect or diminish any right of the Lender to thereafter demand strict compliance therewith. The Lender hereby reserves all rights granted under the Agreement, the other Loan Documents, this Amendment and any other contract or instrument among Borrower, any Guarantor, and the Lender.

ARTICLE IV

Conditions Precedent

        Section 4.1    Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

    (a)    Lender shall have received each of the following, which, in the case of documents, shall be dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Lender:

            (i)    this Amendment executed by the Borrower and the Lender;

            (ii)    the Term Note executed by the Borrower and payable to the order of the Lender;

            (iii)    Resolutions of the Board of Directors of the Borrower certified by its Secretary or Assistant Secretary which authorize the execution, delivery, and performance by the Borrower of this Amendment, the Term Note, and other Loan Documents executed in connection herewith;

            (iv)    Resolutions of the Board of Directors of each Domestic Subsidiary certified by each of its respective Secretaries or Assistant Secretaries which authorize the execution, delivery, and performance by each Domestic Subsidiary of this Amendment, and other Loan Documents executed in connection herewith;

            (v)    All reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto, including without limitation the costs and reasonable fees of Lender's legal counsel; and

            (vi)    such other documents, instruments, and agreements as Lender may require.

    (b)    No Default or Event of Default (other than the Existing Specified Defaults) shall have occurred and be continuing;

    (c)    All of the representations and warranties contained in Article V of the Agreement, as amended hereby and in the other Loan Documents, shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date or the existence of the Existing Specified Defaults.

ARTICLE V

Ratifications, Representations and Warranties

        Section 5.1    Ratifications Generally. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and any notes relating hereto, the Loan Documents, and all other documents executed in connection with the Agreement are hereby ratified and confirmed and shall continue in full force and effect. Borrower, each Domestic Subsidiary, and Lender agree that the Agreement, as amended hereby, the other Loan Documents, as amended hereby, and all other documents executed in connection with the Agreement or this Amendment to which Borrower or any Domestic Subsidiary is a party shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        Section 5.2    Ratifications by Domestic Subsidiaries. Each Domestic Subsidiary hereby ratifies and reaffirms all of its obligations under its respective Guaranty and acknowledges that such Domestic Subsidiary's respective Guaranty is not subject to any claims, defenses or offsets. Each Domestic Subsidiary also hereby agrees that nothing contained in the Agreement and the Loan Documents, as hereby amended, shall adversely affect any right or remedy of the Lender under the Guaranties and that the execution and delivery of this Amendment and the Loan Documents shall in no way change or modify such Domestic Subsidiaries' obligations under such Domestic Subsidiaries' respective Guaranty and shall not constitute a waiver (except as in Article III) by the Lender of any of its rights against such Domestic Subsidiary.

        Section 5.3    Representations and Warranties. Borrower and each Domestic Subsidiary hereby represent and warrant to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Borrower and each Domestic Subsidiary and will not violate the certificate of incorporation or bylaws of the Borrower or any Domestic Subsidiary, or otherwise violate any other agreement to which Borrower or any Domestic Subsidiary or any of their respective properties is bound, (b) the certificate of incorporation and bylaws of Borrower and each Domestic Subsidiary has not been amended or revoked since the date of the Agreement and each of the Borrower's and each Domestic Subsidiary's certificate of incorporation and bylaws is in full force and in effect, and (c) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Documents executed in connection therewith or herewith are true and correct on and as of the date hereof as though made on and as of the date hereof except to the extent such representations and warranties speak to a specific date or the existence of the Existing Specified Defaults, (d) except for the Existing Specified Defaults, no Default has occurred and is continuing, and (e) except for the Existing Specified Defaults, Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

ARTICLE VI

Miscellaneous

        Section 6.1    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

        Section 6.2    Reference to Agreement. Each of the Agreement, the other Loan Documents and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such documents to the Agreement and the other Loan Documents shall mean a reference to the Agreement and the other Loan Documents, each as amended hereby.

        Section 6.3    Expenses of Lender. As provided in the Agreement, Borrower (and each Domestic Subsidiary) agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Lender's legal counsel.

        Section 6.4    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 6.5    Applicable Law. This Amendment and all other documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

        Section 6.6    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower and its successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

        Section 6.7    No Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower or any obligated party shall be deemed a consent or waiver to or of any other future breach of the same or any other covenant, condition or duty.

        Section 6.8    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 6.9    Counterparts; Facsimiles. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Further, any facsimile copy, other copy or reproduction of a signed counterpart original of this Amendment shall be as fully effective and binding as the original signed counterpart of this Amendment.

        Section 6.10    RELEASE AND COVENANT NOT TO SUE. BORROWER AND EACH DOMESTIC SUBSIDIARY (IN ITS OWN RIGHT AND ON BEHALF OF ITS RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS) (THE "RELEASING PARTIES") JOINTLY AND SEVERALLY RELEASE, ACQUIT, AND FOREVER DISCHARGE LENDER AND ITS DIRECTORS, OFFICERS, EMPLOYEES, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS, AND ATTORNEYS (THE "RELEASED PARTIES"), TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL ACTS AND OMISSIONS OF THE RELEASED PARTIES, AND FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, COUNTERCLAIMS, DEMANDS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, RECKONINGS, BONDS, BILLS, DAMAGES, OBLIGATIONS, LIABILITIES, OBJECTIONS, AND EXECUTIONS OF ANY NATURE, TYPE, OR DESCRIPTION WHICH THE RELEASING PARTIES HAVE AGAINST THE RELEASED PARTIES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, USURY, DECEIT, MISREPRESENTATION, CONSPIRACY, UNCONSCIONABILITY, DURESS, ECONOMIC DURESS, DEFAMATION, CONTROL, INTERFERENCE WITH CONTRACTUAL AND BUSINESS RELATIONSHIPS, CONFLICTS OF INTEREST, MISUSE OF INSIDER INFORMATION, CONCEALMENT,

DISCLOSURE, SECRECY, MISUSE OF COLLATERAL, WRONGFUL RELEASE OF COLLATERAL, FAILURE TO INSPECT, ENVIRONMENTAL DUE DILIGENCE, NEGLIGENT LOAN PROCESSING AND ADMINISTRATION, WRONGFUL SETOFF, VIOLATIONS OF STATUTES AND REGULATIONS OF GOVERNMENTAL ENTITIES, INSTRUMENTALITIES AND AGENCIES (BOTH CIVIL AND CRIMINAL), RACKETEERING ACTIVITIES, SECURITIES AND ANTITRUST LAWS VIOLATIONS, TYING ARRANGEMENTS, DECEPTIVE TRADE PRACTICES, BREACH OR ABUSE OF ANY ALLEGED FIDUCIARY DUTY, BREACH OF ANY ALLEGED SPECIAL RELATIONSHIP, COURSE OF CONDUCT OR DEALING, ALLEGED OBLIGATION OF FAIR DEALING, ALLEGED OBLIGATION OF GOOD FAITH, AND ALLEGED OBLIGATION OF GOOD FAITH AND FAIR DEALING, WHETHER OR NOT IN CONNECTION WITH OR RELATED TO THE LOAN DOCUMENTS AND THIS AGREEMENT, AT LAW OR IN EQUITY, IN CONTRACT IN TORT, OR OTHERWISE, KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED UP TO AND INCLUDING THE DATE OF THIS AGREEMENT (THE "RELEASED CLAIMS"). THE RELEASING PARTIES FURTHER AGREE TO LIMIT ANY DAMAGES THEY MAY SEEK IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION, IF ANY, TO EXCLUDE ALL PUNITIVE AND EXEMPLARY DAMAGES, DAMAGES ATTRIBUTABLE TO LOST PROFITS OR OPPORTUNITY, DAMAGES ATTRIBUTABLE TO MENTAL ANGUISH, AND DAMAGES ATTRIBUTABLE TO PAIN AND SUFFERING, AND THE RELEASING PARTIES DO HEREBY WAIVE AND RELEASE ALL SUCH DAMAGES WITH RESPECT TO ANY AND ALL CLAIMS OR CAUSES OF ACTION WHICH MAY ARISE AT ANY TIME AGAINST ANY OF THE RELEASED PARTIES. THE RELEASING PARTIES REPRESENT AND WARRANT THAT NO FACTS EXIST WHICH COULD PRESENTLY OR IN THE FUTURE COULD SUPPORT THE ASSERTION OF ANY OF THE RELEASED CLAIMS AGAINST THE RELEASED PARTIES. THE RELEASING PARTIES FURTHER COVENANT NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVE ANY AND ALL DEFENSES THEY MAY HAVE IN CONNECTION WITH THEIR DEBTS AND OBLIGATIONS UNDER THE LOAN DOCUMENTS AND THIS AGREEMENT. THIS PARAGRAPH IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

        Section 6.11    INDEMNIFICATION. BORROWER AND EACH DOMESTIC SUBSIDIARY HEREBY AGREE TO INDEMNIFY, DEFEND AND SAVE LENDER HARMLESS FROM ANY AND ALL CLAIMS, LOSSES, COSTS, DAMAGES, LIABILITIES, OBLIGATIONS AND EXPENSES, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES (WHETHER INSIDE OR OUTSIDE COUNSEL IS USED), INCURRED BY LENDER BY REASON OF ANY DEFAULT OR EVENT OF DEFAULT, IN COMMERCIALLY REASONABLE ACTIONS TO DEFEND OR PROTECT THE LIENS WHICH SECURE OR PURPORT TO SECURE ALL OR ANY PORTION OF THE INDEBTEDNESS, WHETHER EXISTING UNDER ANY LOAN DOCUMENTS OR OTHERWISE OR THE PRIORITY THEREOF, OR IN COMMERCIALLY REASONABLE ACTS TO ENFORCE THE OBLIGATIONS OF BORROWER, ANY DOMESTIC SUBSIDIARY, OR ANY OTHER PERSON UNDER OR PURSUANT TO ANY LOAN DOCUMENT, OR IN THE PROSECUTION OR DEFENSE OF ANY ACTION OR PROCEEDING CONCERNING ANY MATTER GROWING OUT OF OR CONNECTED WITH THE COLLATERAL OR ANY LOAN DOCUMENTS, INCLUDING ANY CLAIMS, LOSSES, COSTS, DAMAGES, LIABILITIES, OBLIGATIONS, AND EXPENSES RESULTING FROM LENDER'S OWN NEGLIGENCE, EXCEPT AND TO THE EXTENT BUT ONLY TO THE EXTENT CAUSED BY LENDER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

        Section 6.12    ENTIRE AGREEMENT. THE AGREEMENT, THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE AGREEMENT OR THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER

WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        Executed as of the date first written above.

BORROWER:
THOMAS GROUP, INC., a Delaware corporation
By:	/s/ JIM TAYLOR Jim Taylor Chief Financial Officer, Vice President
LENDER:
COMERICA BANK-TEXAS
By:	/s/ ROBIN M. KAIN Robin M. Kain, Vice President

Joinder

        By execution of this Joinder each Domestic Subsidiary hereby expressly (i) acknowledges and accepts the terms of this Amendment, (ii) affirms the representations and warranties attributable to each of them in Section 5.3 of the Amendment, (iii) ratifies and affirms its obligations under its respective Guaranty Agreement in favor of the Lender (as amended, supplemented or otherwise modified the "Guaranty Agreement"), as provided in Section 5.2 of the Amendment, (iv) acknowledges, renews and extends its continued liability under its Guaranty Agreement and agrees that its Guaranty Agreement remains in full force and effect, as provided for in Section 5.2 of the Amendment; and (iv) guarantees to the Lender to promptly pay when due all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.

DOMESTIC SUBSIDIARIES:
THOMAS GROUP OF LOUISIANA, INC.
By:	/s/ ALEX W. YOUNG Alex W. Young Vice President, Secretary
THOMAS GROUP OF SWEDEN, INC.
By:	/s/ ROBERT FRENCH Robert French Managing Director

Amended and Restated Variable Rate-Installment Note

AMOUNT	NOTE DATE	MATURITY DATE	TAX IDENTIFICATION NUMBER
$5,000,000.00	April 15, 2003	February 2, 2004	72-0843540

FOR VALUE RECEIVED, the undersigned promise(s) to pay to the order of COMERICA BANK-TEXAS, a Texas banking association ("Bank"), at any office of the Bank in the State of Texas, Five Million and No/100 Dollars (U.S. $5,000,000) plus interest on the unpaid balance from the date of this Note at a per annum rate equal to the lesser of (a) the Maximum Rate, as later defined, or (b) the Stated Rate, as later defined, until maturity, whether by acceleration or otherwise. If on any day the Stated Rate shall exceed the Maximum Rate for that day, the rate of interest applicable to this Note shall be fixed at the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued on the unpaid principal balance of this Note equals the total amount of interest which would have accrued if there had been no Maximum Rate. Subject to the limitations hereinbelow set forth, interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360-day year if this Note evidences a business or commercial loan. The Stated Rate shall mean the Bank's "prime rate," which is the annual rate of interest so designated by the Bank and which is changed by the Bank from time to time, plus four percent (4%). Interest rate changes will be effective for interest computation purposes as and when the Maximum Rate or the Stated Rate, as applicable, changes.

Reference is made to that certain Second Amended and Restated Revolving Credit Loan Agreement dated as of November 26, 2002 executed between the undersigned and the Bank (as the same may be amended, restated or modified from time to time, the "Loan Agreement"). Unless otherwise defined herein, capitalized terms herein shall have the meanings given such terms in the Loan Agreement. This Note is the Term Note referred to in the Loan Agreement.

Notwithstanding the foregoing, (i) upon the occurrence of an Event of Default, or (ii) after the earlier of acceleration or the Term Loan Termination Date, interest on the unpaid principal balance of this Note shall accrue and be paid at the Default Rate.

Accrued and unpaid interest on the unpaid principal balance of this Note shall be due and payable under this Note on the first (1st) day of each month, commencing May 1, 2003, and continuing on the same day of each successive month thereafter through and including the Term Loan Termination Date. In addition to (and not in lieu of) the required monthly installments of interest to be paid as set forth in this Note, the undersigned shall pay the following amounts, in each case, to be credited to the unpaid principal balance of this Note:

        On or before April 15, 2003, an installment in the amount of $1,000,000; and additionally,

    (i)  If the Borrower's consolidated cash flow for the calendar quarter ending June 30, 2003 as shown onthe statement of cash flow required to be delivered pursuant to Section 9.1.2 of the Loan Agreement (the "Second Quarter Cash Flow") is less than negative $679,000 (<$679,000>), Borrower shall pay, on or before August 15, 2003, an installment equal to fifty percent (50%) of the difference between (x) the Second Quarter Cash Flow, and (y) negative $679,000 (<$679,000>); for example, and in avoidance of doubt, if the Second Quarter Cash Flow is negative $500,000 (<$500,000>), then the additional required payment pursuant to this provision would be positive $89,500 (+$89,500); and

    (ii)  If the Borrower's consolidated cash flow for the calendar quarter ending September 30, 2003 as shown on the statement of cash flow required to be delivered pursuant to Section 9.1.2 of the Loan Agreement (the "Third Quarter Cash Flow") exceeds $124,000, Borrower shall pay, on or before November 15, 2003, an installment equal to fifty percent (50%) of the difference between (x) the Third Quarter Cash Flow, and (y) $124,000.

The term "Maximum Rate," as used herein, shall mean at the particular time in question the maximum nonusurious rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to the undersigned from time to time as of the effective date of each change in such maximum rate.

If this Note or any installment under this Note shall become payable on a day other than a day on which the Bank is open for business, this payment may be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. Any payments of principal in excess of the installment payments required under this Note need not be accepted by the Bank (except as required under applicable law), but if accepted shall apply to the installments last falling due. A late installment charge equal to a reasonable amount not to exceed 5% of each late installment may be charged on any installment payment not received by the Bank within 10 calendar days after the installment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank (including without limitation that certain Amended and Restated Revolving Credit Note dated as of November 26, 2002 in the original aggregate principal amount of $3,000,000 executed by the undersigned in favor of the Bank, as the same may be amended, restated, increased, extended or otherwise modified from time to time), and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced and whether incurred voluntarily or involuntarily, known or unknown, or originally payable to the Bank or to a third party and subsequently acquired by Bank including, without limitation, any late charges; loan fees or charges; overdraft indebtedness; costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any security interest, pledge or other lien or in pursuing any of its rights or remedies under any loan document (or otherwise) or in connection with any proceeding involving the Bank as a result of any financial accommodation to the undersigned (or any of them); and reasonable costs and expenses of attorneys and paralegals, whether inside or outside counsel is used, and whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise (collectively "Indebtedness") are secured by and the Bank is granted a security interest in and lien upon all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any

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other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral").

If an Event of Default (as defined in the Loan Agreement) occurs, or if the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (i) fail(s) to pay this Note or any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (b) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (d) if the Bank deems itself insecure, believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence thereof to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3.605 of the Texas Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations or any interest in, any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or the Indebtedness or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, and whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

This Note and all other documents, instruments and agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with this Note or the Indebtedness evidenced hereby (whether executed and delivered prior to, concurrently with or subsequent to this Note), as such documents may have been or may hereafter be amended from time to time (the "Loan Documents") are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by the undersigned or prepayment agreement results (or would, if complied with, result) in the undersigned having paid, contracted for or being charged for any interest in excess of that permitted by law, then it is the express intent of the undersigned and Bank that this Note and the other Loan Documents shall be limited to the extent necessary to prevent such result and all excess amounts theretofore collected by Bank shall be credited on

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the principal balance of this Note or, if fully paid, upon such other Indebtedness as shall then remaining outstanding (or, if this Note and all other Indebtedness have been paid in full, refunded to the undersigned), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by the undersigned for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of the undersigned to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law, by giving notice, if required, to the undersigned as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

The indebtedness evidenced by this Note is in renewal, extension, and modification, but not in extinguishment or novation of the indebtedness evidenced by that certain Variable Rate-Installment Note dated November 26, 2002 in the original principal amount of $5,000,000 executed by the undersigned and payable to the order of the Bank.

THE UNDERSIGNED AND THE BANK, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

DEBTOR:
THOMAS GROUP, INC., a Delaware corporation
By:	/s/ JIM TAYLOR Jim Taylor Chief Financial Officer, Vice President of Finance

5221 N. O'Connor Boulevard, Suite 500	Irving,	Texas	75039

STREET ADDRESS	CITY	STATE	ZIP CODE

For Bank Use Only			CCAR #

LOAN OFFICER INITIALS	LOAN GROUP NAME	OBLIGOR NAME

LOAN OFFICER ID. NO.	LOAN GROUP NO.	OBLIGOR NO.	NOTE NO.	AMOUNT

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OMNIBUS GENERAL CERTIFICATE

        The undersigned persons, holding the respective offices as set forth in the signatures of each of the respective undersigned entities, being THOMAS GROUP, INC. ("Company"), a Delaware corporation, THOMAS GROUP OF SWEDEN, INC. ("TGSweden"), a Delaware corporation, and THOMAS GROUP OF LOUISIANA, INC. ("TGL"), a Delaware corporation, (a) hereby deliver this Certificate in connection with that certain First Amendment to Second Amended and Restated Revolving Credit Loan Agreement dated as of even date herewith (the "Amendment"), by and between Company and Comerica Bank-Texas ("Lender"), a Texas banking association, and related loan documents and (b) hereby certify to Lender, with the knowledge and intent that Lender may, without any investigation on its part, rely fully upon the matters herein in connection with any extension of credit to Company, that the following matters are true and correct on the date hereof. Company, TGSweden, and TGL are sometimes collectively referred to herein as the "Constituent Companies."

        1.    Resolutions. Attached hereto as Exhibit A are true and correct copies of resolutions relating to the agreements to be executed and delivered by each of the Constituent Companies to Lender in connection with the Amendment and related documents (collectively, the "Subject Agreements"), which resolutions have been duly adopted by the Board of Directors of each of the Constituent Companies, and none of such resolutions have been amended, modified or repealed in any respect, and all of such resolutions are in full force and effect on the date hereof.

        2.    Incumbency. The individuals named on Schedule I attached hereto are the duly elected, qualified and acting officers, respectively, of each of the Constituent Companies and hold the offices set forth opposite their respective names as of the date hereof, and the signatures under the respective names and titles of said officers are their true and authentic signatures.

        3.    Incorporation. The certificate of incorporation, bylaws (and all amendments thereto) of the Constituent Companies, which have been delivered to Lender, are still in full force and effect and have not been amended.

        4.    Organization, Standing and Qualification. Each of the Constituent Companies (a) is duly organized, validly existing and in good standing under the laws of the state of organization, (b) has all requisite power, corporate or otherwise, to conduct business and to execute and deliver, and perform its respective obligations under, the Subject Agreements, and (c) is duly qualified to transact business as a foreign corporation in each jurisdiction where the nature of its respective property or assets (whether real, personal or mixed, or tangible or intangible), or the conduct of business requires such qualification.

        5.    Full Disclosure. No information, exhibit or written report furnished by or on behalf of any of the Constituent Companies to Lender in connection with the negotiation or execution of the Subject Agreements, or the transactions contemplated thereby, contains any material misstatement of fact or omits the statement of a material fact necessary to make the statements contained therein not misleading.

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        IN WITNESS WHEREOF, I have duly executed this Certificate as of April 15, 2003.

THOMAS GROUP, INC.
By:	/s/ Jim Taylor Jim Taylor Vice President and Chief Financial Officer
THOMAS GROUP OF LOUISIANA, INC.
By:	/s/ Alex W. Young Alex W. Young Vice President and Secretary
THOMAS GROUP OF SWEDEN, INC.
By:	/s/ Robert French Robert French Managing Director

SCHEDULE I

Name	Signature	Entity	Title
Jim Taylor	/s/ Jim Taylor	Thomas Group, Inc.	Chief Financial Officer, Vice President
Alex W. Young	/s/ Alex W. Young	Thomas Group of Louisiana, Inc.*	Vice President, Secretary
Robert French	/s/ Robert French	Thomas Group of Sweden, Inc.*	Managing Director

        This Schedule may be executed in one or more counterparts, each of which shall be certified as follows:

        The undersigned, Jim Taylor, hereby certifies each above signature to be the authentic signature of the person whose name appears opposite such signature.

/s/ Jim Taylor Jim Taylor, Secretary to Thomas Group, Inc., and authorized by the "*" entities to verify the signatures above corresponding to the "*" entity officers.

EXHIBIT A

RESOLUTIONS OF THE CONSTITUENT COMPANIES

[See Attached.]

RESOLUTIONS OF THE BOARD OF DIRECTORS OF
THOMAS GROUP, INC.
(the "Corporation")

        RESOLVED, that the Chairman of the Board, the President and any Vice President of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to execute and deliver to Comerica Bank-Texas (hereinafter referred to as "Bank") in the name of and on behalf of the Corporation, with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, in each case in form as approved by the above-authorized officers, (i) a certain proposed First Amendment to Second Amended and Restated Revolving Credit Loan Agreement, (ii) a certain proposed Amended and Restated Variable Rate—Installment Note (the agreements referred to in clauses (i) and (ii) are collectively referred to herein as the "Agreements") and (iii) such other agreements, documents, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection with any of the foregoing, and to incur on behalf of the Corporation the obligations described in the Agreements; be it

        RESOLVED FURTHER, that said agreements and other statements in writing executed in the name and on behalf of the Corporation by the Chief Executive Officer, President or any Vice President shall be presumed conclusively to be the instruments, the execution of which is authorized by the resolutions; be it

        RESOLVED FURTHER, that the aforementioned officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, notes, deeds of trust, security agreement, financing statements, assignments, collateral reports, loan statements, confirmations of delivery, lien statements, pledge certificates, release certificates, removal reports, guaranties, cross-collateralization agreements and such other writings as are necessary in their dealings with Bank, and any such papers executed by any of them prior to this time are approved, ratified and confirmed; and that the Secretary and every Assistant Secretary of the Corporation be, and they severally hereby are, instructed to provide Bank, from time to time with lists of the persons who shall have been authorized by the Corporation to take the above action; and that such designations communicated to Bank shall continue in full force and effect until notice of revocation thereof is communicated to Bank at least ten (10) days prior to the effective date of termination of such authority; be it

        RESOLVED FURTHER, that any officer of the Corporation, by his signature, be, and the same hereby is, authorized and directed to certify to Bank the adoption of these resolutions; and be it

        RESOLVED FURTHER, that the aforementioned officers of the Corporation be, and each of them hereby is, authorized, directed and empowered to do all other things and acts, to execute and deliver all other instruments, documents and certificates and to pay all costs, fees and taxes as may be, in their sole judgment, necessary, proper or advisable in order to carry out or comply with the purpose or intent of the foregoing resolutions; and that all of the acts and deeds of the aforementioned officers of the Corporation which are consistent with the purposes and intent of such resolutions be, and the same hereby are, in all respect approved, confirmed and adopted as the acts and deeds of the Corporation.

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RESOLUTIONS OF THE BOARD OF DIRECTORS OF
THOMAS GROUP OF SWEDEN, INC., and
THOMAS GROUP OF LOUISIANA, INC.
(collectively, the "Corporation")

        RESOLVED, that the Managing Director, the President and any Vice President of the Corporation, by the signature of any one or more of them, be, and the same hereby are, authorized and directed to execute and deliver to Comerica Bank-Texas (hereinafter referred to as "Bank") in the name of and on behalf of the Corporation, with such changes in the terms and provisions thereof as the officer executing same shall, in his sole discretion, deem advisable, (i) a certain proposed First Amendment to Second Amended and Restated Revolving Credit Loan Agreement (the "Agreement") in such form as is approved by the above-authorized officers; and (ii) such other agreements, documents, instruments, statements and writings as the officer or officers executing the same may deem desirable or necessary in connection with any of the foregoing; be it

        RESOLVED FURTHER, that said agreements and other statements in writing executed in the name and on behalf of the Corporation by the Managing Director, President or any Vice President shall be presumed conclusively to be the instruments, the execution of which is authorized by the resolutions; be it

        RESOLVED FURTHER, that the Board of Directors of the Corporation has determined that the benefits to be received under the Agreement as set forth in these resolutions are at least equal to the potential exposure and risk to the Corporation under the Agreement; be it

        RESOLVED FURTHER, that the aforementioned officers of the Corporation be, and the same hereby are, authorized and directed to execute, in the name of and on behalf of the Corporation, such other writings as are necessary in their dealings with Bank, and any such papers executed by any of them prior to this time are approved, ratified and confirmed; and that the Secretary and every Assistant Secretary of the Corporation be, and they severally hereby are, instructed to provide Bank, from time to time with lists of the persons who shall have been authorized by the Corporation to take the above action; and that such designations communicated to Bank shall continue in full force and effect until notice of revocation thereof is communicated to Bank at least ten (10) days prior to the effective date of termination of such authority; be it

        RESOLVED FURTHER, that any officer of the Corporation, by his signature, be, and the same hereby is, authorized and directed to certify to Bank the adoption of these resolutions; and be it

        RESOLVED FURTHER, that the aforementioned officers of the Corporation be, and each of them hereby is, authorized, directed and empowered to do all other things and acts, to execute and deliver all other instruments, documents and certificates and to pay all costs, fees and taxes as may be, in their sole judgment, necessary, proper or advisable in order to carry out or comply with the purpose or intent of the foregoing resolutions; and that all of the acts and deeds of the aforementioned officers of the Corporation which are consistent with the purposes and intent of such resolutions be, and the same hereby are, in all respect approved, confirmed and adopted as the acts and deeds of the Corporation.

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NO ORAL AGREEMENTS

        This Agreement (the "Agreement") is executed as of April 15, 2003 by THOMAS GROUP, INC. ("Borrower"), THOMAS GROUP OF LOUISIANA, INC., THOMAS GROUP OF SWEDEN, INC. (collectively, the "Domestic Subsidiaries"), and COMERICA BANK—TEXAS, a Texas banking association ("Lender"), in connection with credit accommodations made by the Lender to the Borrower (the "Loan").

        The parties covenant and agree as follows:

(1)
The rights and obligations of the parties shall be determined solely from the written "Loan Agreement" (as such term is defined in Section 26.02(a)(2) of the Texas Business and Commerce Code) executed and delivered in connection with the Loan, and any oral agreements between or among the parties are superseded by and merged into the Loan Agreement.

(2)
The Loan Agreement has not been and may not be varied by any oral agreements or discussions that have or may occur before, contemporaneously with, or subsequent thereto.

(3)
THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

        This Agreement, which may be executed in counterparts, is executed and delivered as of the date first written above.

BORROWER:		LENDER:
THOMAS GROUP, INC., a Delaware corporation		COMERICA BANK — TEXAS
By:	/s/ Jim Taylor Jim Taylor Chief Financial Officer; Vice President of Finance	By:	/s/ Robin M. Kain Robin M. Kain Vice President
DOMESTIC SUBSIDIARIES:
THOMAS GROUP OF LOUISIANA, INC.
By:	/s/ Alex W. Young Alex W. Young Vice President; Secretary
THOMAS GROUP OF SWEDEN, INC.
By:	/s/ Robert French Robert French Managing Director

QuickLinks

  Exhibit 10.23
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT
ARTICLE I Definitions
ARTICLE II Amendments and Ratifications
ARTICLE III Limited Waiver
ARTICLE IV Conditions Precedent
ARTICLE V Ratifications, Representations and Warranties
ARTICLE VI Miscellaneous
Joinder
OMNIBUS GENERAL CERTIFICATE
SCHEDULE I
EXHIBIT A
RESOLUTIONS OF THE BOARD OF DIRECTORS OF THOMAS GROUP, INC. (the "Corporation")
RESOLUTIONS OF THE BOARD OF DIRECTORS OF THOMAS GROUP OF SWEDEN, INC., and THOMAS GROUP OF LOUISIANA, INC. (collectively, the "Corporation")
NO ORAL AGREEMENTS